Filed under Rule 497(k) Registration No. 811-3738

VALIC COMPANY I

Supplement to the Summary Prospectus dated October 1, 2013, as supplemented to date

Effective December 31, 2013, in the section titled “FUND SUMMARY” for the Nasdaq-100 Index Fund under the heading “Investment Adviser,” the portfolio manager disclosure for SAAMCo is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

Please retain this supplement for future reference.

Dated: December 30, 2013